Joint Filer Information

Name: Centerbridge Partners Holdings, LLC

Address:  375 Park Avenue, 12th Floor
    New York, NY 10152

Designated Filer: U.S. Heathcare I, L.L.C.

Issuer: K-V Pharmaceutical Company

Date of Event Requiring Statement: November 17, 2010

Signature:  CENTERBRIDGE PARTNERS HOLDINGS, LLC

By: /s/ Jeffrey H. Aronson
        Name: Jeffrey H. Aronson
        Title: Managing Member

Joint Filer Information

Name: Centerbridge Credit Advisors, L.L.C.

Address:  375 Park Avenue, 12th Floor
    New York, NY 10152

Designated Filer: U.S. Heathcare I, L.L.C.

Issuer: K-V Pharmaceutical Company

Date of Event Requiring Statement: November 17, 2010

Signature:  CENTERBRIDGE CREDIT ADVISORS, L.L.C.

By: Centerbridge Partners, L.P.
    its Managing Member

By: Centerbridge Partners Holdings, LLC
    its General Partner

By: /s/ Jeffrey H. Aronson
        Name: Jeffrey H. Aronson
       Title: Managing Member

Joint Filer Information

Name: Centerbridge Special Credit Advisors, L.L.C.

Address:  375 Park Avenue, 12th Floor
    New York, NY 10152

Designated Filer: U.S. Heathcare I, L.L.C.

Issuer: K-V Pharmaceutical Company

Date of Event Requiring Statement: November 17, 2010

Signature:  CENTERBRIDGE SPECIAL CREDIT ADVISORS, L.L.C.

By: Centerbridge Partners, L.P.
    its Managing Member

By: Centerbridge Partners Holdings, LLC
    its General Partner

By: /s/ Jeffrey H. Aronson
        Name: Jeffrey H. Aronson
        Title: Managing Member

Joint Filer Information

Name: Centerbridge Partners, L.P.

Address:  375 Park Avenue, 12th Floor
    New York, NY 10152

Designated Filer: U.S. Heathcare I, L.L.C.

Issuer: K-V Pharmaceutical Company

Date of Event Requiring Statement: November 17, 2010

Signature:  CENTERBRIDGE PARTNERS, L.P.

By: Centerbridge Partners Holdings, LLC
    its General Partner

By: /s/ Jeffrey H. Aronson
        Name: Jeffrey H. Aronson
        Title: Managing Member

Joint Filer Information

Name: U.S. Healthcare II, L.L.C.

Address:  375 Park Avenue, 12th Floor
    New York, NY 10152

Designated Filer: U.S. Heathcare I, L.L.C.

Issuer: K-V Pharmaceutical Company

Date of Event Requiring Statement: November 17, 2010

Signature:  U.S. HEALTHCARE II, L.L.C.

By: Centerbridge Special Credit Advisors, L.L.C.
    its Manager

By: Centerbridge Partners, L.P.
    its Managing Member

By: Centerbridge Partners Holdings, LLC
    its General Partner

By: /s/ Jeffrey H. Aronson
        Name: Jeffrey H. Aronson
        Title: Managing Member

Joint Filer Information

Name: Jeffrey H. Aronson

Address:  375 Park Avenue, 12th Floor
    New York, NY 10152

Designated Filer: U.S. Heathcare I, L.L.C.

Issuer: K-V Pharmaceutical Company

Date of Event Requiring Statement: November 17, 2010

Signature:

By: /s/ Jeffrey H. Aronson
       JEFFREY H. ARONSON

Joint Filer Information

Name: Mark T. Gallogly

Address:  375 Park Avenue, 12th Floor
    New York, NY 10152

Designated Filer: U.S. Heathcare I, L.L.C.

Issuer: K-V Pharmaceutical Company

Date of Event Requiring Statement: November 17, 2010

Signature:

By: /s/ Mark T. Gallogly
       MARK T. GALLOGLY